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                                                                    EXHIBIT 10.2
                                                                    ------------

                         SBA COMMUNICATIONS CORPORATION
                          REGISTRATION RIGHTS AGREEMENT


         WHEREAS, SBA Communications Corporation (the "Company"), is this date consummating the Closing pursuant to a Series A Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement"); and

         WHEREAS, the Company is issuing to certain purchasers shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and issuing a warrant to purchase shares of Class A Common Stock (each Person who acquires any such shares of Series A Preferred Stock or holds a warrant to purchase shares of Class A Common Stock or the shares acquired upon the exercise of such warrant being herein referred to as a "Preferred Shareholder"); and

         WHEREAS, the Stock Purchase Agreement and the terms of the warrants provide that the Preferred Shareholders shall be entitled to registration rights and shall be entitled to become parties to and entitled to the benefits of this Agreement, upon the attachment hereto of a signature page executed by each such purchaser;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Definitions.  The following  terms shall be used in this  Agreement with the
    ------------
following respective meanings:

         "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by or under common control with another Person; (b) any Person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other Person; (c) any officer, director or partner of such Person; (d) any liquidating trust, trustee or other similar Person or entity for any Person; or (e) in case of an individual, any family member to whom such individual may transfer his or her shares pursuant to the provisions of the Shareholders Agreement of even date herewith among the parties hereto and Steven
E. Bernstein.

         "Agreement" shall mean this Registration Rights Agreement, as amended from time to time hereafter.

         "Commission" shall mean the Securities and Exchange Commission.

         "Class A Common Stock" shall mean and include the Company's Class A Common Stock, par value $.01 per share, as authorized on the date of this Agreement, and any other securities into which or for which the Company's Class A Common Stock is converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.



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         "Exchange  Act"  shall mean the  Securities  Exchange  Act of 1934,  as amended, or any successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Holder" shall mean the Series A Preferred Shareholders or any other Person who or which is a holder of Registrable Stock and to whom or to which the rights of registration hereunder have been transferred or assigned pursuant to the provisions hereof.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Person" shall mean any natural person, partnership, corporation or other legal entity.

         "Registrable Stock" shall mean (a) all Class A Common Stock issued or issuable pursuant to the conversion of the Series A Preferred Stock or the exercise of the warrant issued to Alex. Brown & Sons Incorporated upon consummation of the offering of the Series A Preferred Stock, and (b) any other shares of Class A Common Stock issued in respect of such shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, provided, however, that shares of Class A Common Stock shall only be treated as Registrable Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or
(ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Class A Common Stock are removed upon the consummation of such sale.

         "Registration Statement" shall mean a registration statement filed by the Company with the Commission for public offering and sale of equity securities of the Company (other than a registration statement on Form S-8, Form S-4, or any successor forms thereto, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, any other form of registration statement not available for registering the Registrable Stock or any registration statement relating solely to employee stock option, stock purchase, benefit or similar plans (collectively, "Employee Plans")).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         "Series A Preferred Shareholders" shall mean those Persons who purchase shares of Series A Preferred Stock of the Company pursuant to the Stock Purchase Agreement and who become a party hereto as provided in the Stock Purchase Agreement.


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         2.       Required Registration.
                  ----------------------

                  (a) At any time, and from time to time, after the earlier to occur of (i) six (6) months after a Registration Statement covering an underwritten initial public offering of shares of Class A Common Stock shall have become effective, or (ii) June 30, 1998, Holders holding in the aggregate not less than 25% of the Registrable Stock may request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such requesting Holder or Holders for sale in the manner specified in such notice, subject to the conditions set forth in Section 2(b) below.

                  (b) The Company's obligation to register Registrable Stock under Section 2(a) above is subject to the condition that the reasonably anticipated aggregate price to the public of all Registrable Stock for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will exceed Fifteen Million Dollars ($15,000,000) in the case of a registration which is an initial public offering and Three Million Dollars ($3,000,000) for any other registration, or except as otherwise provided in this Agreement.

                  (c) Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 2:

     (i) within one hundred eighty (180) days after the effective date of a Registration Statement filed by the Company (other than a registration of securities solely in connection with an Employee Plan), provided, however, that the Company shall use its best efforts to achieve effectiveness of a registration  requested  hereunder  promptly  following  such one hundred eighty
(180) day period if such request is made during such one hundred eighty (180) day period;

     (ii) if the Company shall furnish to holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a Registration Statement to be filed in the near future due to pending Company events, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed ninety (90) consecutive days from the date of receipt of written request from such Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period;

     (iii) if such registration is proposed to be part of a firm commitment underwritten public offering, unless the underwriters are reasonably acceptable to the Company; or

     (iv) for any Holder requesting such registration who may then dispose of all of such Holder's Registrable Stock proposed to be so registered pursuant to Rule 144 promulgated

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under the Securities Act within the three-month  period  following such proposed registration (taking into account all sales of Registrable Stock which such Holder proposes to sell pursuant to Rule 144 during such three-month period).

                  (d) Following receipt of any notice under this Section 2, the Company shall immediately notify all Holders of Registrable Stock from whom notice has not been received that such registration is to be effected and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock specified in such notice (and in all notices received by the Company from other Holders within thirty (30) days after the giving of such notice by the Company). If the proposed method of disposition is an underwriting, the Holders of a majority of the shares of Registrable Stock to be sold in such offering may designate the managing underwriter of such offering, who shall be reasonably acceptable to the Company. The Company shall be obligated to register Registrable Stock pursuant to this Section 2 only on three (3) occasions (other than on Form S-3 pursuant to Section 4 hereof); provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Stock specified in notices received as aforesaid and which have not been withdrawn by the Holder thereof or excluded by the underwriter, if any, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and all such shares shall have been sold pursuant thereto.

                  (e) The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Class A Common Stock to be sold by the Company for its own account and shares to be sold by any other shareholder pursuant to incidental registration rights granted to such shareholders in accordance with Section 15, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock to be sold or that such inclusion is otherwise unadvisable. If the Company determines to include shares to be sold by it in any registration requests pursuant to this Section 2, such registration shall be deemed to have been a registration under Section 3 of this Agreement, and not a registration under this Section 2, if the holders of Registrable Stock are unable to include in any such registration statement all of the Registrable Stock initially requested for inclusion in such registration statement. If, in the good-faith judgment of the managing underwriter of such public offering, if any, the inclusion of all of the shares of Class A Common Stock requested for inclusion pursuant to this Section 2 would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Class A Common Stock to be sold is otherwise advisable, then the number of shares of Class A Common Stock to be included in the offering shall be reduced to the required level, first, by excluding (on a pro rata basis) shares of Common Stock to be sold by the Company for its own account and shares proposed to be sold by such shareholders granted such incidental registration rights in accordance with Section 15 hereof, and, second, by reducing the participation of such Holders in such offering pro rata among such Holders thereof requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders. Except for Registration Statements on Form S-8, Form S-4, any successor forms thereto, any registration

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statement  covering  only  securities  proposed  to be  issued in  exchange  for securities  or assets of another  corporation,  any other  form of  registration
statement  not  available  for  registering   the   Registrable   Stock  or  any
registration statement relating solely to Employee Plans, the Company will not cause any other Registration Statement with respect to its Class A Common Stock for its own account to become effective less than ninety (90) days after the effective date of any registration requested pursuant to this Section 2.

                  (f) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration unless the managing underwriter consents otherwise.

         3. Incidental Registration. Each time the Company shall determine to
            -----------------------
file a Registration Statement (other than pursuant to Section 2 or Section 4) in connection with the proposed offer and sale for money of any its equity securities by it or any of its security holders, the Company will give written notice of its determination to all Holders. Upon the written request of a Holder given within thirty (30) days after the giving of any such notice by the Company, the Company will use its best efforts to cause all such shares of Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock. If the Registration Statement is to cover, in whole or in part, an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         4.  Registration  on Form S-3.  If at any time (a) a Holder or  Holders
             --------------------------
request that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice; provided, however, that (a) the Company shall not be obligated to effect any registration on Form S-3 pursuant to this Section 4 (whether of Registrable Stock of such Holder or of one or more other Holders) (i) more frequently than twice every twelve (12) months, (ii) if a certificate of the type discussed in Section 2(c)(ii) has been provided (in which case the restrictions on the Company's right to delay such a registration set forth in Section 2(c)(ii) shall apply),
(iii) unless the aggregate offering price in each registration on Form S-3 equals $1.0 million or more; or (iv) if such registration is proposed to be part of a firm commitment underwritten public offering, unless the underwriters are reasonably acceptable to the Company, and (b) the Company shall not be obligated to effect any such registration for any Holder desiring to participate in such registration who may then dispose of all such Holder's Registrable Stock proposed to be so registered pursuant to Rule 144 under the Securities Act within the three (3) months period following such proposed registration on Form S-3 (taking into account all sales of Registrable Stock which such Holder proposes to sell pursuant to

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Rule 144 during such three (3) month  period).  Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Stock, each of the procedures and requirements of Section 2
(including, but not limited to, the requirements that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, in all events, other than as set forth in this Section 4, there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4. Notwithstanding the foregoing, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 4 within one hundred eighty days (180) days after the effective date of a Registration Statement filed by the Company (other than a registration of securities solely in connection with an Employee Plan); provided, that the Company shall use its best efforts to achieve effectiveness of a registration requested pursuant to this
Section 4 promptly following such one hundred eighty (180) day period if such request is made during such one hundred eighty (180) day period.

         5. Registration Procedures.  If and whenever the Company is required by
            ------------------------
the provisions of Section 2, 3 or 4 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will at its expense, as expeditiously as possible:

                  (a) In accordance  with the  Securities  Act and the rules and regulations of the Commission, (i) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided), (ii) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus contained therein accurate and complete for the period of the distribution contemplated thereby (determined as hereinafter provided), and (iii) comply with the provisions of the Securities Act with respect to the distribution of all shares of Registrable Stock covered by such Registration Statement in accordance with the sellers' intended method of distribution set forth in such Registration Statement for such period;

                  (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Company and the Holders participating in such offering;

                  (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

                  (d) Use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for distribution of the securities covered by such Registration Statement


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and (ii) as such participating Holders or, in the case of an underwritten public offering, the managing underwriter, may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified or to subject itself to taxation in such jurisdiction;

                  (e) Promptly notify such participating Holders and each underwriter under the Registration Statement, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (f) During the time period during which the Company is required, pursuant to Section 5(a), to cause a Registration Statement to be effective, in case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                  (g) Advise such participating Holders promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission or any state securities commissions or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (h) Use its best efforts to ensure the obtaining of all necessary approvals from the NASD; and

                  (i) Cause the Registrable Stock registered pursuant to the terms of this Agreement to be listed with Nasdaq or on a securities exchange (which shall be the same as where similar securities of the Company are listed, if the Company has listed securities at the time of such registration).

         As used herein, the "period of distribution" of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until the first to occur of (A) each underwriter completing the distribution of all securities purchased by it or (B) ninety (90) days after the effective date of the Registration Statement, and the "period of distribution" of Registrable Stock in any other registration shall be deemed to extend until the earlier of
(i) the sale of all Registrable Stock covered thereby and (ii) one hundred eighty (180) days after the effective date of the Registration Statement, if on Form S-1, S-2 or SB-2 (or any such form of registration statement subsequently adopted as a successor to such Form S-1, S-2 or SB-2) and ninety (90) days after the effective date of the

                                       7

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Registration  Statement,  if on  Form  S-3  (or any  such  form of  registration statement subsequently adopted as a successor to such Form S-3).

         In  connection  with  each  registration  hereunder,   the  Holders  of
Registrable Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to ensure compliance with federal and applicable state securities laws.

         In the event of any underwritten distribution pursuant to Sections 2, 3 or 4 hereof, the number of shares of Registrable Stock of the Holders and the number of other securities ("Other Securities") to be included in such offering (pursuant to registration rights granted to Persons pursuant to the provisions of Section 15 (herein "Other Persons")) may be reduced (except for shares to be sold by the Company in an offering initiated by the Company or prorata with shares to be sold by any Other Person pursuant to demand registration rights granted to such party in accordance with Section 15) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company or another shareholder of the Company therein or that such reduction is otherwise advisable; provided, however, that any such reduction shall be accomplished first pro rata among any such Other Persons holding Other Securities based upon the number of shares of Other Securities then held by such Other Persons eligible for inclusion in such registration and, second, pro rata among all Holders of Registrable Stock. Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in Sections 2, 3 or 4 without thereby incurring any liability to holders of shares of Registrable Stock. In addition, whenever a registration pursuant to Sections 2, 3 or 4 is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration unless the managing underwriter consents otherwise

         6.       Expenses.
                  --------
                  (a) With  respect to each  registration  effected  pursuant to
Section 2, 3 or 4 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that (i) security holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions and (ii) any such fee, cost or expense which does not constitute a normal fee, cost or expense of such registration and which is attributable solely to a particular security holder participating in any such registration shall be borne by that holder.

                  (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if and only if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state

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securities or blue sky laws of any  jurisdictions  in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling security holders and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

         7.       Indemnification and Contribution.
                  ---------------------------------

                  (a) In the event of a registration of any shares of Registrable Stock pursuant to Section 2, 3, or 4, the Company will indemnify and hold harmless each Holder of such shares of Registrable Stock included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Stock and any person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, cost and expenses to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such regulation; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof; provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or any Holder or controlling person of such Holder or indemnitee if there is no underwriter or if such underwriter or Holder failed to deliver a copy of the Final Prospectus to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (b) Each Holder of shares of Registrable Stock, severally and not jointly, which shares are included in a registration pursuant to the provisions of this Agreement, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, however, that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Stock sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of shares of Registrable Stock covered by the Registration Statement; provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it related to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the amended prospectus on file with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any indemnitee if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 7 (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b) of this Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this Section 7 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) and (b) of this Section 7 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonable withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) In order to provide for just and equitable contributions to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Stock on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder of Registrable Stock on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Stock on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sales of Registrable Stock covered by the Registration Statement.


                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         8. Reporting  Requirements Under Securities  Exchange Act of 1934. When
            ---------------------------------------------------------------
it is first legally required to do so, the Company shall register its Class A Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Stock (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 8 are (i) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (ii) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its reasonable best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

         9. Shareholder Information. The Company may require each Holder of Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         10. Restrictions on Offerings. Upon written request from the Company and its underwriters, each Holder agrees, for himself, herself and/or itself and any Affiliates or other transferees of his, her or its Registrable Stock, not to, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase, grant a security interest in, hypothecate or otherwise sell or dispose of any Registrable Stock or other equity securities of the Company (including, without limitation, equity securities that may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations of the Commission and equity securities that may be issued upon the exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for any rights to purchase or acquire equity securities of the Company, whether now owned or hereafter acquired during the period commencing on the date of the underwriting agreement signed in connection with the Company's initial public offering and ending on the close of business on the one hundred and eightieth (180th) day after the date of the Company's Final Prospectus relating to such initial public offering, and for up to 90 days in connection with subsequent registrations, if any (but only to the extent that such Holder is a beneficial owner of at least 5% of the outstanding Common Stock), or for such longer period as may be required by any regulatory agency. The restriction contained in this Section 10 shall not apply (i) to sales of any Registrable Stock or other securities sold by a Holder in such public offering, (to the extent such Person is entitled or permitted to do so) and (ii) unless each executive officer and director of the Company and any employee holding five percent (5%) or more of the outstanding Common Stock has agreed to the same restriction. In addition, the Company will waive this restriction if consented to by the managing underwriter. Except in a public offering registered under the Securities Act, the Company shall not issue or sell any equity security unless each recipient thereof agrees in writing with the Company not to offer to sell or sell such equity security on terms at least as restrictive as those set forth herein.

         11. Specific  Enforcement.  All of the parties hereto  acknowledge that
             ----------------------
the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions hereof.

         12.  Notices.  Any notice  required or permitted to be given  hereunder
              --------
shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:        SBA Communications Corporation
                                   6001 Broken Sound Parkway
                                   Suite 400
                                   Boca Raton, FL 33487
                                   Attention: Steven E. Bernstein, President

         If to the Holders:        At their respective addresses as set forth on
                                   their signature pages hereto;

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this
Section 12, provided, however, that a change of address shall only be effective upon receipt.

         13. Governing Law. This Agreement shall be governed by, and construed
             -------------
in accordance with, the laws of the State of Florida, without giving effect to any conflict or choice of law provisions.

         14. Waivers;  Amendments. No waiver of any right hereunder by any party
             ---------------------
shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and by Holders of at least seventy-five percent (75%) of the Registrable Stock held by the Holders (including for this purpose all shares of Class A Common Stock issued or issuable upon conversion of the Series A Preferred Stock); provided that (a) the provisions of Section 10 may not be amended unless such amendment is executed by each Holder affected thereby and (b) the provisions of this Section 14 may not be amended unless such amendment is executed by each Holder.

         15.      Other Registration Rights.
                  --------------------------

                  (a) Within the limitations prescribed by this Section 15(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those rights provided in Section 3 hereof); provided that (i) such rights may only pertain to shares of the Class A Common Stock authorized after the date hereof, (ii) such rights may be granted with respect to registrations requested by Holders pursuant to Section 2 or
Section 4 hereof, but only in respect of that portion of any such registration as remains after inclusion of all shares of Registrable Stock requested by Holders, and (iii) such rights may be granted with respect to registrations initiated by the Company, but only in respect of that portion of any such registration as is available under the limitations set forth in Section 3 hereof.

                  (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those rights provided in Sections 2 and 4 hereof) unless (i) such rights pertain only to shares of Class A Common Stock, authorized after the date hereof, (ii) such rights shall not become exercisable prior to the first registration pursuant to Section 2 hereof or prior to the first Registration Statement filed by the Company, (iii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors (but subject to the right of prorata allocation of registration for such subsequent investors in the event of underwriters' cutbacks), (iv) such rights shall not permit such investors the right to cause a registration to become effective earlier than ninety (90) days after the effective date of any registration requested by the Holders pursuant to Section 2, and (v) such rights shall not be more favorable than those granted to the Holders.

                  (c) The parties acknowledge that as of the date hereof the Company has granted rights of incidental registration (such as those rights provided in Section 3 hereof) and rights of registration on Form S-3 upon request (such as those rights provided in Section 4 hereof) to the holders of 9,235,292 shares (including options to acquire such shares) of Class B Common Stock and Class A Common Stock or their equivalents.

         16.  Successors and Assigns.  This Agreement  shall be binding upon and
              ----------------------
shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that the registration rights conferred herein on the Holders shall only inure to the benefit of a transferee of shares of Class A Common Stock if:

     (a) such transferee agrees to the provisions of Section 10 in advance if required by the underwriters;

                  (b) there is transferred to such transferee at least thirty-three and one-third percent (331/3%) of the total number of shares of Registrable Stock originally issued (including for this purpose shares of Registrable Stock issuable upon conversion of the Series A Preferred Stock) to such transferor Holder (as such number is adjusted in the event that the outstanding shares of Class A Common Stock shall have been changed into a different number of shares by reason of any recapitalization, split-up, combination, exchange of shares, readjustment or a stock dividend thereon);

                  (c) such transferee (other than a transferee that is already a Holder) delivers to the Company a written instrument by which such transferee identifies itself, gives the Company notice of such rights, indicates the shares of Registrable Stock owned by it and agrees to be bound by the obligations imposed upon it hereunder (any such transfer shall not be effective unless and until the Company shall have received such written instrument);

                  (d) any transfer to a subsequent transferee or a transferee also complies with the provisions of this Section 16; and

     (e) such transferee is not a Person engaged in a competitive activity with the Company.

     17.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         18. Headings. Headings in this Agreement are included for reference only and shall have no effect upon the construction or interpretation of any part of this Agreement.

         19.  Severability.  If any provision of this Agreement shall be held to
              -------------
be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a fully authorized signatory, and each Holder has caused this Agreement to be executed by such individual Holder or by a duly authorized signatory, as of the 6th day of March, 1997.


ATTEST:                              SBA COMMUNICATIONS CORPORATION


/s/  Robert M. Grobstein                  /s/  Steven E. Bernstein
_____________________________        By:________________________________
Secretary                                  Steven E. Bernstein, President


                                     PREFERRED SHAREHOLDERS:

                                     [See counterpart signature pages]